NOTE PURCHASE AGREEMENT WAIVER AND CONSENT

This Waiver and Consent (this "Consent"), dated as of August 31, 2009, is entered into by and among Zoo Entertainment, Inc. (the "Company") and the undersigned holders of the Notes (as defined below) representing the Requisite Holders (as defined below).

WHEREAS, the Company entered into that certain Note Purchase Agreement, dated as of July 7, 2008, as subsequently amended on July 15, 2008, July 31, 2008 and August 12, 2008 (the "First Financing Note Purchase Agreement"), pursuant to which the Company consummated a financing to raise $9,000,000 through the sale of senior secured convertible notes (the "Notes") to certain investors, and the issuance to such investors of warrants to purchase an aggregate of 8,181,818 shares of the Company's common stock, par value $0.001 per share ("Common Stock"); and

WHEREAS, on July 7, 2008, Trinad Capital Master Fund, Ltd. and Back Bay LLC executed the First Financing Note Purchase Agreement; and

WHEREAS, on July 7, 2008, Trinad Management, LLC executed a joinder to the First Financing Note Purchase Agreement; and

WHEREAS, on July 24, 2008, each of Soundpost Capital, LP and Soundpost Capital Offshore Ltd. executed a counterpart signature page to the First Financing Note Purchase Agreement; and

WHEREAS, on July 10, 2008, Cipher 06, LLC executed a counterpart signature page to the First Financing Note Purchase Agreement; and

WHEREAS, on August 13, 2008, S.A.C. Venture Investments, LLC executed a counterpart signature page to the First Financing Note Purchase Agreement; and

WHEREAS, on September 26, 2008, the Company entered into that certain Note Purchase Agreement (the "Second Financing Note Purchase Agreement," and together with the First Financing Note Purchase Agreement, the "Purchase Agreements"), pursuant to which the Company consummated a second financing to raise $1,400,000 through the sale of Notes to certain investors, and the issuance to such investors of warrants to purchase an aggregate of 1,272,727 shares of Common Stock; and

WHEREAS, on September 26, 2008, Trinad Capital Master Fund, Ltd., Back Bay LLC, Sandor Capital Master Fund, LP and John S. Lemak executed the Second Financing Note Purchase Agreement; and

WHEREAS, the Company desires to enter into an Advance Agreement (the "Advance Agreement") with Solutions 2 Go, LLC and Solutions 2 Go, Inc. (collectively, "S2G"), pursuant to which S2G will make a payment to the Company in the amount of $1,999,999, upon execution

of the Advance Agreement, in advance of S2G's purchases of certain products pursuant to certain distribution agreements between S2G and Zoo Publishing, Inc.; and

WHEREAS, Section 9 of the Purchase Agreements provides that the Company shall refrain from taking certain actions set forth in Section 9 without the prior written consent of the holders of Notes representing at least seventy-five percent (75%) of the aggregate principal amount then outstanding under the Notes (the "Requisite Holders"); and

WHEREAS, the undersigned holders of the Notes (the "Holders") represent the Requisite Holders; and

WHEREAS, the Company and the Holders desire to waive compliance with certain provisions of the Purchase Agreements.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1. Section 9(a) of the Purchase Agreements. The Holders hereby consent to the Company's consummation of the transactions contemplated by the Advance Agreement, and waive compliance with the covenants set forth in Section 9(a) of the Purchase Agreements with respect to the consummation of the transactions contemplated by the Advance Agreement to the extent that such transactions may be deemed to be the incurring of additional indebtedness.

2. Except as modified herein, the Purchase Agreements remain in full force and effect.

3. This Consent may be executed in one or more counterparts, and by facsimile, each of which shall constitute an original agreement, but which together shall constitute one in the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Waiver and Consent as of the date first written above.

COMPANY:

ZOO ENTERTAINMENT, INC.

By: ____________________
Name: David Fremed
Title: CFO

HOLDERS:

TRINAD CAPITAL MASTER FUND, LTD.

By: ____________________
Name: ____________________
Title: ____________________

BACK BAY LLC
By: Roxbury LLC, its manager
By: ____________________
Name: Howard Smuckler ~~Howard Smuckler~~
Title: CFO

CIPHER 06 LLC

By: ____________________
Name: ____________________
Title: ____________________

SOUNDPOST CAPITAL, LP

By: ____________________
Name: ____________________
Title: ____________________

SOUNDPOST CAPITAL OFFSHORE LTD.

By: ____________________
Name: ____________________
Title: ____________________

TRINAD MANAGEMENT, LLC

By: ____________________
Name: ____________________
Title: ____________________

[Additional Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Waiver and Consent as of the date first written above.

COMPANY:

ZOO ENTERTAINMENT, INC.

By:______________________________
Name:
Title:

HOLDERS:

TRINAD CAPITAL MASTER FUND, LTD.

By: ______________________________
Name: ______________________________
Title: ______________________________

BACK BAY LLC

By: ______________________________
Name: ______________________________
Title: ______________________________

CIPHER 06 LLC

By: ______________________________
Name: ______________________________
Title: ______________________________

SOUNDPOST CAPITAL, LP

By: ______________________________
Name: ______________________________
Title: ______________________________

SOUNDPOST CAPITAL OFFSHORE LTD.

By: ______________________________
Name: ______________________________
Title: ______________________________

TRINAD MANAGEMENT, LLC

By: ______________________________
Name: ______________________________
Title: ______________________________

[Additional Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf as of the date first written above.

COMPANY:

ZOO ENTERTAINMENT, INC.

By:__________________________
Name:
Title:

PURCHASERS:

TRINAD CAPITAL MASTER FUND, LTD.

By: __________________________
Name: __________________________
Title: __________________________

BACK BAY LLC

By: __________________________
Name: __________________________
Title: __________________________

CIPHER 06 LLC

By: __________________________
Name: __________________________
Title: __________________________

SOUNDPOST CAPITAL, LP

By: [signature]
Name: Jaime Lester
Title: managing member

SOUNDPOST CAPITAL OFFSHORE LTD.

By: [signature]
Name: Jaime Lester
Title: managing member

[Additional Signature Page Follows]

S.A.C. VENTURE INVESTMENTS, LLC

By: ______________________

Name: ______________________

Title: ______________________

SANDOR CAPITAL MASTER FUND LP

By: ______________________

Name: John S. Lemak

Title: Manager

____

John S. Lemak

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